Long-term Investments (Tables)	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Disclosure of long-term investments
LONG-TERM INVESTMENTS

($ millions)	2017	2016
Investments in public companies, beginning of year	28.3	22.8
Acquired through capital dispositions	40.2	—
Unrealized gain (loss) recognized in other income (loss)	(3.4)	5.5
Investments in public companies, end of year	65.1	28.3

Investment in private company, beginning of year	7.5	7.5
Unrealized gain (loss) recognized in other income (loss)	—	—
Investment in private company, end of year (1)	7.5	7.5

Long-term investments, end of year	72.6	35.8

(1)
The investment in a private company was previously valued based primarily on recent trading activity in the company’s common shares, which resulted in a Level 2 fair value. At December 31, 2017, the investment was valued based on an estimate of the net asset value of the company’s common shares. Therefore, the fair value was reclassified to Level 3.